UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 18, 2009

Cardinal Health, Inc.

(Exact name of registrant as specified in its charter)

Ohio	0-11373	31-0958666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Cardinal Place, Dublin, Ohio 43017

(Address of Principal Executive Offices) (Zip Code)

(614) 757-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Cardinal Health, Inc.’s (“Cardinal Health”) wholly owned subsidiary, CareFusion Corporation (“CareFusion”), plans to offer up to $1.4 billion in senior notes in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”). The proceeds from the offering will be used to make a special cash distribution to Cardinal Health in connection with the planned spin-off of CareFusion from Cardinal Health. This Current Report on Form 8-K does not constitute an offer to sell or solicitation of offers to buy the notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which, or to any persons to whom, such an offer, solicitation or sale is unlawful.

The information contained in this Current Report on Form 8-K is being disclosed pursuant to and in accordance with Rule 135c under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc.
(Registrant)

Date: June 18, 2009	By:	/s/ Craig S. Morford
	Name:	Craig S. Morford
	Title:	Chief Legal and Compliance Officer

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